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                                                                   EXHIBIT 10.16


                                     October 13, 1995

Envirodyne Industries, Inc
701 Harger Road
Suite 190
Oak Brook, Illinois 60521

                Re: First Amendment to/Consent under Revolving Credit Agreement

Gentlemen:

        Reference is made to the Revolving Credit Agreement ("Agreement"), dated as of June 20, 1995, between Envirodyne Industries, Inc. ("Envirodyne") and The Prudential Insurance Company of America ("Prudential"). Unless otherwise defined herein, terms used herein which are defined in the Agreement shall have the meanings as given in the Agreement.

        Envirodyne has requested that Prudential amend the Agreement and Prudential has agreed to make the amendment specified herein. Envirodyne and Prudential therefore agree that paragraph 8 of the Agreement is hereby amended by deleting the definition of "Consolidated Intangible Assets" in its entirety and substituting in lieu thereof the following:

                "Consolidated Intangible Assets" means, as at any date, (i) the amount of all write-ups in the book value of any asset resulting from the revaluation thereof and all write-ups in excess of the cost of assets acquired, plus (ii) the amount of all unamortized original issue discount, unamortized debt expense (exclusive of amounts attributable to unamortized debt expense in existence as of June 29, 1995), goodwill, patents (exclusive of amounts attributable to patents owned by the Company and its Subsidiaries as of June 29, 1995), trademarks, service marks, trade names, copyrights, organization and development expense and other intangible assets, in each case as would be taken into account in preparing a consolidated balance sheet of the Company and its Subsidiaries on a consolidated basis as at such date in accordance with GAAP.

        The provisions of paragraph 4A(a), as amended by this letter, shall be deemed effective for all purposes as of June 20, 1995, provided, however, that this letter shall not become effective until (a) Envirodyne has entered into amendments that are substantially identical to the amendment to the Agreement contained herein with respect to (i) the Indenture, dated as of June 20, 1995 between Envirodyne and Shawmut Bank Connecticut, National Association ("Indenture"), as trustee and (ii) the Credit Agreement ("Credit Agreement"), dated as of June 20, 1995, among Envirodyne, the lenders identified therein and BT Commercial Corporation, as Agent ("BT"), and (b) Prudential shall have received from the Required Holders (as defined in the Indenture) and BT written consents satisfactory to it of the amendment of the Agreement set forth herein. Prudential hereby consents to amendments to the Indenture and Credit Agreement that are substantially identical to the amendment to the Agreement contained herein.


        Envirodyne represents and warrants as follows: (i) it has all necessary power and authority to execute and deliver this letter; (ii) the execution, delivery and performance of this letter have been duly authorized by it; (iii) this letter and the Agreement, as amended hereby, constitute the legal, valid and binding obligations of Envirodyne and are enforceable against Envirodyne in accordance with their terms; (iv) the approval,
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execution, delivery and performance of the terms hereof do not violate any contractual provision to which it is a party or by which it is or its properties are bound or any law applicable to it; and (v) after giving effect to the amendment to the Agreement set forth herein, no Default or Event of Default has occurred and is continuing.

        Upon the effective date of this letter, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Agreement as amended hereby and each reference to the Agreement in all other Transaction Documents shall mean and be a reference to the Agreement, as amended hereby.

        This letter shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal law of the state of New York.

        Except as specifically amended above, the Agreement, and all other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this letter shall not, except as expressly provided herein, operate as an amendment to any provision of the Agreement nor a waiver of any right, power or remedy of Prudential, nor constitute a waiver of, or consent to any departure from, any provision of the Agreement or any other Transaction Document.

        This letter may be executed by one or more of the parties to this letter on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

        Please acknowledge the foregoing and your agreement thereto by signing this letter agreement where indicated below.

                                     Very truly yours,

                                     THE PRUDENTIAL INSURANCE COMPANY
                                      OF AMERICA

                                     By: ________________________
                                     Title:______________________




Accepted and Agreed to
as of the date written above:

ENVIRODYNE INDUSTRIES, INC.

By: ________________________
Title:______________________





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